NON-EXCLUSIVE AIRCRAFT LEASE AGREEMENT

(Part 91 Operations)

Dated as of the 13th day of November, 2006,

by and between

JRC Citation, LLC,

as Lessor,

and

EGL Eagle Global Logistics, L.P.,

as Lessee,

concerning one 2006 Cessna Citation X aircraft bearing

U.S. registration number N712KC

and

manufacturer’s serial number 750-0255

INSTRUCTIONS FOR COMPLIANCE WITH

“TRUTH IN LEASING” REQUIREMENTS UNDER FAR § 91.23

Within 24 hours after execution of this Aircraft Lease Agreement:

mail a copy of the executed document, without Schedule A, to the following address via certified mail, return receipt requested:

Federal Aviation Administration

Aircraft Registration Branch

ATTN: Technical Section

P.O. Box 25724

Oklahoma City, Oklahoma 73125

At least 48 hours prior to the first flight to be conducted under this Agreement:

deliver a completed Schedule B containing the departure airport and proposed time of departure of said first flight by facsimile to the Flight Standards

District Office located nearest the departure airport.

Carry a copy of this Aircraft Lease Agreement in the aircraft at all times.

*     *     *

Schedule A contains only economic rental data and is

intentionally omitted for FAA submission purposes.

This NON-EXCLUSIVE AIRCRAFT LEASE AGREEMENT (the “Agreement”) is entered into as of this 13th day of November, 2006 (the “Effective Date”), by and between JRC Citation, LLC, a Delaware limited liability company (“Lessor”), and EGL Eagle Global Logistics, L.P., a Delaware limited partnership (“Lessee”).

W I T N E S S E T H :

WHEREAS, title to the Aircraft described and referred to herein is held by Lessor;

WHEREAS, Lessee desires to lease from the Lessor, and Lessor desires to lease to Lessee, the Aircraft, without crew, upon and subject to the terms and conditions of this Agreement;

WHEREAS, Lessee intends to operate the Aircraft under Part 91 of the FAR within the scope of and incidental to its own business; and

WHEREAS, during the term of this Agreement, the Aircraft may be subject to concurrent leases to one (1) or more Additional Lessee(s).

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.

DEFINITIONS

1.1

The following terms shall have the following meanings for all purposes of this Agreement:

“Additional Lessee”  means any other person or entity possessing a non-exclusive leasehold interest in the Aircraft.

 “Aircraft” means the Airframe, the Engines, the Parts, and the Aircraft Documents.  The Engines shall be deemed part of the “Aircraft” whether or not from time to time attached to the Airframe or removed from the Airframe.

“Aircraft Documents” means all flight records, maintenance records, historical records, modification records, overhaul records, manuals, logbooks, authorizations, drawings and data relating to the Airframe, any Engine, or any Part, or that are required by Applicable Law to be created or maintained with respect to the maintenance and/or operation of the Aircraft.

“Airframe” means that certain 2006 Cessna Citation X aircraft bearing U.S. registration number N712KC, and manufacturer’s serial number 750-0255, together with any and all Parts (including, but not limited to, landing gear and auxiliary power units but excluding Engines or engines) so long as such Parts shall be either incorporated or installed in or attached to the Airframe.

“Applicable Law” means, without limitation, all applicable laws, treaties, international agreements, decisions and orders of any court, arbitration or governmental agency or authority and rules, regulations, orders, directives, licenses and permits of any governmental body, instrumentality, agency or authority, including, without limitation, the FAR and 49 U.S.C. § 41101, et seq., as amended.

“DOT” means the United States Department of Transportation or any successor agency.

“Engines” means two (2) Allison AE 3007C1 engines bearing manufacturer’s serial numbers CAE3330528 and CAE3330511, together with any and all Parts so long as the same shall be either incorporated or installed in or attached to such Engine.  Any engine which may be, from time to time, substituted for an Engine shall be deemed to be an Engine and subject to this Agreement for so long as it remains attached to the Airframe.

“FAA” means the Federal Aviation Administration or any successor agency.

“FAR” means collectively the Aeronautics Regulations of the FAA and the DOT, as codified at Title 14, Parts 1 to 399 of the United States Code of Federal Regulations.

“FSDO Notice” means an FSDO Notification Letter in the form of Schedule B attached hereto.

“Flight Hour” means one (1) hour of use of the Aircraft in flight operations, as recorded on the Aircraft hour meter and measured from the time the Aircraft takes off at the beginning of a flight, to the time the Aircraft lands at the end of a flight in one-tenth (1/10th) of an hour increments.

“Lender” means Wachovia Financial Services, Inc.

“Lien” means any mortgage, security interest, lease or other charge or encumbrance or claim or right of others, including, without limitation, rights of others under any airframe or engine interchange or pooling agreement, except for mechanics liens to be discharged in the ordinary course of business.

“Mortgage” means Aircraft Security Agreement executed by and among Lender as lender, Lessor as debtor, and James R. Crane as borrower as of the 1st day of July, 2006.

“Operating Base” means Houston Hobby Airport, Houston, Texas.

“Operational Control” has the same meaning given the term in Section 1.1 of the FAR.

“Parts” means all appliances, components, parts, instruments, appurtenances, accessories, furnishings or other equipment of whatever nature (other than complete Engines or engines) which may from time to time be incorporated or installed in or attached to the Airframe or any Engine and includes replacement parts.

“Pilot in Command” has the same meaning given the term in Section 1.1 of the FAR.

“Rent Payment Date” means the 15th day of each calendar month.

“Taxes” means all taxes of every kind (excluding any tax measured by or assessed against a taxpayer’s income, including, without limitation, any income tax, gross income tax, net income tax, or capital gains tax) assessed or levied by any federal, state, county, local, airport, district, foreign, or other governmental authority, including, without limitation, sales taxes, use taxes, retailer taxes, federal air transportation excise taxes, federal aviation fuel excise taxes, and other similar duties, fees, and excise taxes.

“Term” means  the entire period from the Effective Date to the date this Agreement is terminated pursuant to Section 3.1.

SECTION 2.

LEASE AND DELIVERY OF THE AIRCRAFT

2.1

Lease.  Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the Aircraft, on the terms and conditions of this Agreement.

2.2

Delivery.  The Aircraft shall be delivered to the Lessee on a mutually agreed date at the Operating Base, or such other location as the parties may mutually agree, and “AS IS,” “WHERE IS,” AND SUBJECT TO EACH AND EVERY DISCLAIMER OF WARRANTY AND REPRESENTATION AS SET FORTH IN SECTION 4 HEREOF.  Lessor shall not be liable for delay or failure to furnish the Aircraft pursuant to this Agreement when such failure is caused by government regulation or authority, mechanical difficulty, war, civil commotion, strikes or labor disputes, weather conditions, or acts of God.

2.3

Non-Exclusivity.  Lessee and Lessor acknowledge that the Aircraft is leased to Lessee on a non-exclusive basis, and that during the Term the Aircraft may be otherwise subject to lease to other lessees of Lessor.  During any period during which another lessee of Lessor or any other person or entity leasing an interest in the Aircraft has scheduled use of the Aircraft, Lessee’s leasehold rights to possession of the Aircraft under this Agreement shall temporarily abate, but all other provisions of this Agreement shall nevertheless continue in full force and effect.

2.4

FSDO Notice.  At least 48 hours prior to the first flight to be conducted under this Agreement, Lessee shall complete the FSDO Notice attached hereto as Schedule B and deliver the completed FSDO Notice by facsimile to the FAA Flight Standards District Office located nearest to the departure airport of said first flight.

SECTION 3.  TERM, SCHEDULING, AND RENT

3.1

Term.  This Agreement shall become effective on the Effective Date, and shall continue in effect for a period of one (1) year, unless terminated sooner pursuant to the express provisions herein contained.  At the end of the first one (1) year period or any subsequent one (1) year period, this Agreement shall automatically be renewed for an additional one (1) year period.  Each party shall have the right to terminate this Agreement without cause on thirty (30) days written notice to the other party.

3.2

Minimum Usage by Lessee.  Nothing contained herein shall obligate Lessee to any minimum usage of the Aircraft, it being understood and agreed that Lessee’s usage shall be on an “as-needed” basis.

3.3

Rent. Lessee shall pay rent in arrears in an amount equal to the Hourly Rent specified in Schedule A attached hereto for each Flight Hour of use of the Aircraft by Lessee.  All rent accrued during any calendar month shall be payable in arrears on the Rent Payment Date in the immediately succeeding calendar month without further demand or invoice.  All rent shall be paid to the Lessor in immediately available U.S. funds and in form and manner as the Lessor in its sole discretion may instruct Lessee from time to time.

3.4

Taxes.  Neither the rent nor any other payments to be made by Lessee under this Agreement includes the amount of any Taxes which may be assessed or levied by any taxing jurisdictions as a result of the lease of the Aircraft to Lessee, or the use of the Aircraft  by Lessee, or the provision of a taxable transportation service by Lessee using the Aircraft. Lessee shall be responsible for, shall indemnify and hold harmless Lessor against, and Lessee shall pay when due that portion of all such Taxes attributable to the lease of the Aircraft to, and/or the use of the Aircraft by, Lessee.   Lessee shall have the right to dispute or contest in good faith and at Lessee’s sole expense the amount of any Taxes assessed or imposed directly against Lessee.  During the period that any such Taxes are being disputed or contested in good faith, payment of such Taxes in accordance with the terms of this Agreement may be delayed until a final determination of the amount due has been made.

SECTION 4.

REPRESENTATIONS AND WARRANTIES

4.1

Representations and Warranties of Lessee.  Lessee represents and warrants as of the date hereof and during the entire Term hereof as follows:

4.1.1

Lessee is a validly organized limited partnership under the laws of the State of Delaware, and the person executing on behalf of Lessee has full power and authority to execute this Agreement on behalf of Lessee and by such execution shall bind Lessee under this Agreement.

4.1.2

No action, suit, or proceeding is currently pending or threatened against Lessee that shall in any material way affect Lessee’s financial status as of the date thereof, or impair the execution, delivery, or performance by Lessee of this Agreement.

4.1.3

The execution and delivery of this Agreement by Lessee and the performance of its obligations hereunder have been duly authorized by all necessary corporate or limited liability company action, and do not conflict with any provision of Lessee’s articles of organization, bylaws, operating agreement, any governmental regulations, or any other agreements that Lessee may now have with other parties.

4.1.4

Lessee is not subject to any restriction, which with or without the giving of notice, the passage of time, or both, prohibits or would be violated by or be in conflict with this Agreement.

4.1.5

This Agreement constitutes the legal, valid and binding obligations of Lessee, and is enforceable against Lessee in accordance with the terms herein contained.

4.1.6

Lessee will make reasonable efforts to ensure that the Aircraft is not operated in any unsafe manner or contrary to any manual or instructions for the Aircraft or in violation of the terms or conditions of any insurance policy covering the Aircraft or any Applicable Law.

4.1.7

All pilots who operate the Aircraft for Lessee’s flights shall have at least the minimum total pilot hours required by any policy of insurance covering the Aircraft and will meet or exceed all requirements under any policy of insurance covering the Aircraft.  Lessor shall inform Lessee of all such requirements.

4.2

Representations and Warranties of Lessor.  Lessor hereby represents and warrants as follows:

4.2.1

Lessor is a validly organized corporation or limited liability company under the laws of the State of Delaware, and the person executing on behalf of Lessor has full power and authority to execute this Agreement on behalf of Lessor and by such execution shall bind Lessor under this Agreement.

4.2.2

No action, suit, or proceeding is currently pending or threatened against Lessor which shall in any material way affect Lessor’s financial status as of the date thereof, or impair the execution, delivery, or performance by Lessor of this Agreement.

4.2.3

The execution and delivery of this Agreement by Lessor and the performance of its obligations hereunder have been duly authorized by all necessary corporate or limited liability company action, and do not conflict with any provision of Lessor’s articles of organization, bylaws, operating agreement, any governmental regulations, or any other agreements that Lessee may now have with other parties.

4.2.4

Lessor is not subject to any restriction, which with or without the giving of notice, the passage of time, or both, prohibits or would be violated by or be in conflict with this Agreement.

4.2.5

This Agreement constitutes the legal, valid and binding obligations of Lessor, and is enforceable against Lessor in accordance with the terms herein contained.

4.3

DISCLAIMER OF WARRANTIES. THE AIRCRAFT IS BEING LEASED BY THE LESSOR TO THE LESSEE HEREUNDER ON A COMPLETELY “AS IS,” “WHERE IS,” BASIS, WHICH IS ACKNOWLEDGED AND AGREED TO BY THE LESSEE.  THE WARRANTIES AND REPRESENTATIONS SET FORTH IN THIS SECTION 4 ARE EXCLUSIVE AND IN LIEU OF ALL OTHER REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, AND LESSOR HAS NOT MADE AND SHALL NOT BE CONSIDERED OR DEEMED TO HAVE MADE (WHETHER BY VIRTUE OF HAVING LEASED THE AIRCRAFT UNDER THIS AGREEMENT, OR HAVING ACQUIRED THE AIRCRAFT, OR HAVING DONE OR FAILED TO DO ANY ACT, OR HAVING ACQUIRED OR FAILED TO ACQUIRE ANY STATUS UNDER OR IN RELATION TO THIS AGREEMENT OR OTHERWISE) ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR TO ANY PART THEREOF, AND SPECIFICALLY, WITHOUT LIMITATION, IN THIS RESPECT DISCLAIMS ALL REPRESENTATIONS AND/OR WARRANTIES AS TO THE AIRWORTHINESS, VALUE, CONDITION, DESIGN, MERCHANTABILITY, COMPLIANCE WITH SPECIFICATIONS, CONSTRUCTION AND CONDITION OF THE AIRCRAFT OPERATION, OR FITNESS FOR A PARTICULAR USE OF THE AIRCRAFT AND AS TO THE ABSENCE OF LATENT AND OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OR THE LIKE, HEREUNDER OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR AS TO

THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT OR ANY PART THEREOF OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY ARISING FROM A COURSE OF PERFORMANCE OR DEALING OR USAGE OF TRADE), WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF.  THE LESSEE HEREBY WAIVES, RELEASES, DISCLAIMS AND RENOUNCES ALL EXPECTATION OF OR RELIANCE UPON ANY SUCH AND OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF LESSOR AND RIGHTS, CLAIMS AND REMEDIES OF THE LESSEE AGAINST LESSOR, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, INCLUDING BUT NOT LIMITED TO (I) ANY IMPLIED WARRANTY OF MERCHANTABILITY OF FITNESS FOR ANY PARTICULAR USE, (II) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, (III) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF LESSOR, ACTUAL OR IMPUTED, AND (IV) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO THE AIRCRAFT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE AIRCRAFT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

SECTION 5.

REGISTRATION, USE, OPERATION, MAINTENANCE AND POSSESSION

5.1

Title and Registration.  Lessee acknowledges that Lessor owns all legal, beneficial, and equitable title to the Aircraft, and that said title shall remain vested in Lessor during the Term hereof.  Lessee shall undertake, to the extent permitted by Applicable Law, to do all such further acts, deeds, assurances or things as may, in the opinion of the Lessor and at Lessor’s expense, be necessary or desirable in order to protect or preserve Lessor’s title to the Aircraft.

5.2

Use and Operation.  Lessee shall operate the Aircraft in accordance with the provisions of Part 91 of the FAR and shall not operate the Aircraft in commercial service, as a common carrier, or otherwise for compensation or hire except to the extent permitted under Sections 91.321 and 91.501 of the FAR, if applicable.  Lessee shall be solely and exclusively responsible for the use, operation and control of the Aircraft at all times during which the Aircraft is in Lessee’s possession during the Term.  Lessee agrees not to operate or locate the Airframe or any Engine, or permit the Airframe or any Engine to be operated or located, in any area excluded from coverage by any insurance policy in effect or required to be maintained hereunder with respect to the Airframe or Engines, or in any war zone.  Lessor shall keep Lessee informed of changes in the requirements of any such insurance policy.  Lessee agrees not to operate the Airframe or any Engine or permit the Airframe or any Engine to be operated during the Term except in operations for which Lessee is duly authorized, or to use or permit the Aircraft to be used for a purpose for which the Aircraft is not designed or reasonably suitable.  Lessee will not knowingly permit the Airframe or any Engine to be maintained, used or operated during the Term in violation of any Applicable Law, or contrary to any manufacturer’s operating manuals or instructions.   Lessee shall not knowingly permit the Aircraft to be used for the carriage of any persons or property prohibited by Applicable Law, nor shall Lessee permit the Aircraft to be used during the existence of any known defect except in accordance with the FAR.  Lessee may carry on the Aircraft on all flights under this Agreement such passengers, baggage, and cargo as Lessee in its sole but reasonable discretion shall determine; provided, however, that the number of passengers on any flight shall in no event exceed the number of seats legally available in the Aircraft, and the total load carried on any flight, including passengers, crew, baggage, and fuel and oil in such quantities as the Pilot in Command shall determine to be required, shall not exceed the legally permissible maximum load for the Aircraft.  Lessee will abide by and conform to, be responsible for causing and cause others to abide by and conform to, all Applicable Laws now existing or hereafter enacted, that control or in any way affect the operation, use, maintenance, or occupancy of the Aircraft, or the use of any airport by the Aircraft.

5.3

Aircraft Leased without Services.  The Aircraft is leased by Lessor to Lessee hereunder without any additional services of any kind, and Lessee shall obtain or supply all services and supplies necessary to the operation, maintenance, and storage of the Aircraft in connection with Lessee’s use of the Aircraft.  Without limiting the generality of the foregoing, Lessee shall:

5.3.1

obtain all fuel, oil, lubricants, and other services and supplies required for Lessee’s operations of the Aircraft;

5.3.2

pay the fixed hourly cost of any maintenance service plans that may be in effect with respect to the Aircraft that become due and payable as a result of Lessee’s operations of the Aircraft;

5.3.3

cause the Aircraft to be maintained, in a good and airworthy operating condition and in compliance with all applicable FAR and the Aircraft Operating Manual;

5.3.4

ensure that all mechanics assigned by or on behalf of Lessee to the maintenance of the Aircraft are competent with respect to the type of aircraft, and fully familiar with applicable maintenance and preventative repair programs for the Aircraft’s specific type;

5.3.5

in connection with Lessee’s use of the Aircraft, store the Aircraft when not in use in an appropriate and adequate indoor facility at the Operating Base;

5.3.6

obtain the services of pilots for all of Lessee’s operations of the Aircraft;

5.3.7

ensure that all pilots serving on any flight conducted by Lessee possess current and valid Airline Transport Pilot and First Class Medical Certificates issued by the FAA, and are fully competent, trained, experienced, and qualified in accordance with Applicable Law and all insurance policies covering the Aircraft;

5.3.8

cause to be maintained and preserved, in the English language, all Aircraft Documents in a complete, accurate, and up-to-date manner.

5.4

Operational Control.

5.4.1

Lessee’s Flights.  Lessee shall exercise Operational Control of the Aircraft during all flight operations conducted by Lessee.  Further, at all times while the Aircraft is in the possession of Lessee, Lessee shall have exclusive possession, command, and control of the Aircraft, and the pilots of any flight by Lessee shall be under the exclusive command of Lessee.  The parties acknowledge and agree that no Additional Lessee shall have any right or obligation to exercise Operational Control of the Aircraft in connection with any flight conducted by Lessee.

5.4.2

Additional Lessee’s Flights.  An Additional Lessee shall exercise Operational Control of the Aircraft during all flight operations conducted by such Additional Lessee.  Further, at all times while the Aircraft is in the possession of any Additional Lessee, such Additional Lessee shall have exclusive possession, command, and control of the Aircraft, and the pilots of any such flight by such Additional Lessee shall be under the exclusive command of such Additional Lessee.  The parties acknowledge and agree that Lessee shall have no right or obligation to exercise Operational Control of the Aircraft in connection with any flight conducted by any Additional Lessee.

5.5

Authority of Pilot in Command.   Notwithstanding that Lessee shall have Operational Control of the Aircraft during any flight conducted by Lessee, the parties acknowledge that pursuant to Section 91.3 of the FAR, the Pilot in Command of such flight is responsible for, and is obligated and entitled to exercise final authority over, the safe operation of the flight, and the parties agree that the Pilot in Command may, in the exercise of such authority, refuse to commence such flight, terminate such flight, or take any other flight-related action that, in the judgment of the Pilot in Command, is required to ensure the safety of the Aircraft, the flight crew, the passengers, and any other persons and/or property.

5.6

Right to Inspect.  Lessor and/or Lessor’s agents shall have the right to inspect the Aircraft or the Aircraft Documents at any reasonable time, upon giving Lessee reasonable notice, to ascertain the condition of the Aircraft and to satisfy Lessor that the Aircraft is being properly repaired and maintained in accordance with the requirements of this Agreement.  All required repairs shall be performed as soon as practicable after such inspection.

5.7

Modification of Aircraft.  Lessee shall not make or permit to be made any modification, alteration, improvement, or addition to the Aircraft without the express written consent of Lessor, except for those modifications, alterations, improvements, or additions that are necessary to comply with any applicable Airworthiness Directive or mandatory manufacturer’s service bulletin.

5.8

Fines, Penalties, and Forfeitures.  Lessee shall be solely responsible for any fines, penalties, or forfeitures  relating in any manner to the operation, maintenance, or use of the Aircraft by Lessee under this Agreement while in Lessee’s possession for valid business reasons.

SECTION 6.  RETURN OF AIRCRAFT

6.1

Return.  On the last day of the Term or the date of earlier termination hereof, Lessee shall return the Aircraft to Lessor by delivering the same to Lessor at the Operating Base, fully equipped with all Engines and Parts installed thereon.

6.2

Condition of Aircraft.  The Aircraft at the time of its return to Lessor, shall have, and be in compliance with, a current valid certificate of airworthiness issued by the FAA, and shall be airworthy according to manufacturer’s specifications and FAA regulations, shall have been maintained and repaired in accordance with the provisions of this Agreement, and shall be in the same condition as it was in when Lessee took possession on the Effective Date of this Agreement, ordinary wear and tear excepted.

6.3

Aircraft Documents.  Lessee shall return or cause to be returned to Lessor, at the time the Aircraft is returned to Lessor, all of the Aircraft Documents, updated and maintained by Lessee through the date of return of the Aircraft.

SECTION 7.  LIENS

7.1

Lessee Liens.  Lessee shall ensure that no Liens are created or placed against the Aircraft by Lessee or third-parties as a result of Lessee’s actions.  Lessee shall notify Lessor promptly upon learning of any Liens not permitted by these terms.  Lessee shall, at its own cost and expense, take all such actions as may be necessary to discharge and satisfy in full any such Lien promptly after the same becomes known to it.

7.2

Subordination.  This Agreement is and at all times shall remain subordinate in all respects to the Lien granted to Lender pursuant to the Mortgage encumbering the Aircraft.  Lender shall have the right at all times notwithstanding this Agreement to enforce the terms and provisions of the Mortgage, including, without limitation, repossession of the Aircraft.

SECTION 8.  INSURANCE

8.1

Liability.  Lessor shall maintain, or cause to be maintained, bodily injury and property damage, liability insurance in an amount no less than Five Hundred Million United States Dollars (US$500,000,000.00) Combined Single Limit.  Said policy shall be an occurrence policy naming Lessee and any aircraft pilot and management services provider retained by Lessee as Additional Insureds.

8.2

Hull.  Lessor shall maintain, or cause to be maintained, all risks aircraft hull insurance in the amount of Twenty Million United States Dollars (US$20,000,000.00), and such insurance shall name Lender and Lessor as loss payees as their interests may appear.

8.3

Insurance Certificates.  Lessor will provide Lessee with a Certificate of Insurance upon execution of this Agreement and at any time thereafter as Lessee may reasonably request.

8.4

Insurance Companies.  Each insurance policy required under this Section 8 shall be issued by a company or companies who are qualified to do business in the United States and who (i) will submit to the jurisdiction of any competent state or federal court in the United States with regard to any dispute arising out of the policy of insurance or concerning the parties herein; and (ii) will respond to any claim or judgment against Lessor in any competent state or federal court in the United States or its territories.

SECTION 9.  DEFAULTS AND REMEDIES

9.1

Upon the occurrence of any failure of Lessee to duly observe or perform any of its obligations hereunder, and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare in writing to the Lessee that this Agreement is in default; and at any time thereafter, so long as Lessee shall not have remedied the outstanding default, Lessor may terminate this Agreement.

SECTION 10.  NOTICES

10.1

All communications, declarations, demands, consents, directions, approvals, instructions, requests and notices required or permitted by this Agreement shall be in writing and shall be deemed to have been duly given or made when delivered personally or transmitted electronically by e-mail or facsimile, receipt acknowledged, or in the case of documented overnight delivery service or registered or certified mail, return receipt requested, delivery charge or postage prepaid, on the date shown on the receipt therefor, in each case at the address set forth below:

If to Lessor:

JRC Citation, LLC

Tel:

281-618-3274

15350 Vickery Drive

Fax:

281-618-3269

Houston, TX 77032

Attn:  Margaret Barradas

If to Lessee:

EGL Eagle Global Logistics, L.P.

Tel:

281-618-3100

15350 Vickery Drive

Fax:

281-618-3442

Houston, TX 77032

Attn:  CFO and General Counsel

SECTION 11.  EVENT OF LOSS AND INDEMNIFICATION

11.1

Notification of Event of Loss.  In the event any damage to or destruction of or any whole or partial loss of the Aircraft while in possession of Lessee, including, without limitation, any loss resulting from the theft, condemnation, confiscation or seizure of, or requisition of title to or use of, the Aircraft by private persons or by any governmental or purported governmental authority, Lessee shall immediately:

11.1.1

report the event of loss to Lessor, the insurance company or companies, and to any and all applicable governmental agencies; and

11.1.2

furnish such information and execute such documents as may be required and necessary to collect the proceeds from any insurance policies.

11.2

Repair or Termination.  In the event the Aircraft is partially destroyed or damaged, Lessor shall have the option, in its sole discretion, to either (i) fully repair the Aircraft in order that it shall be placed in at least as good condition as it was prior to such partial destruction or damage; or (ii) terminate this Agreement.  Within five (5) days after the date of such partial destruction or damage, Lessor shall give written notice to Lessee specifying whether Lessor has elected to fully repair the Aircraft or to terminate this Agreement, which termination shall be effective immediately upon such written notice from Lessor to Lessee setting forth Lessor’s election to so terminate this Agreement.

11.3

Indemnification. Lessee hereby releases, and shall defend, indemnify and hold harmless Lessor and Lessor’s shareholders, members, directors, officers, managers, employees, successors and assigns, from and against, any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, civil and criminal legal proceedings, penalties, fines, and other sanctions, and any attorneys’ fees and other reasonable costs and expenses, directly or indirectly arising from Lessee’s operation, maintenance, storage, or other use of the Aircraft.

SECTION 12.  MISCELLANEOUS

12.1

Entire Agreement.  This Agreement, and all terms, conditions, warranties, and representations herein, are for the sole and exclusive benefit of the signatories hereto.  This Agreement constitutes the entire agreement of the parties as of its Effective Date and supersedes all prior or independent, oral or written agreements, understandings, statements, representations, commitments, promises, and warranties made with respect to the subject matter of this Agreement.

12.2

Other Transactions.  Except as specifically provided in this Agreement, none of the provisions of this Agreement, nor any oral or written statements, representations, commitments, promises, or warranties made with respect to the subject matter of this Agreement shall be construed or relied upon by any party as the basis of, consideration for, or inducement to engage in, any separate agreement, transaction or commitment for any purpose whatsoever.

12.3

Prohibited and Unenforceable Provisions.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibitions or unenforceability in any jurisdiction.  To the extent permitted by Applicable Law, each of Lessor and Lessee hereby waives any provision of Applicable Law that renders any provision hereof prohibited or unenforceable in any respect.

12.4

Enforcement.  This Agreement, including all agreements, covenants, representations and warranties, shall be binding upon and inure to the benefit of, and may be enforced by Lessor, Lessee, and each of their agents, servants and personal representatives.

12.5

Headings.  The section and subsection headings  in this Agreement are for convenience of reference only and shall not modify, define, expand, or limit any of the terms or provisions hereof.

12.6

Counterparts.  This Agreement may be executed by the parties hereto in two (2) separate counterparts, each of which when so executed and delivered shall be an original, and both of which shall together constitute but one and the same instrument.

12.7

Amendments.  No term or provision of this Agreement may be amended, changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by Lessor and Lessee.

12.8

No Waiver.  No delay or omission in the exercise or enforcement or any right or remedy hereunder by either party shall be construed as a waiver of such right or remedy.  All remedies, rights, undertakings, obligations, and agreements contained herein shall be cumulative and not mutually exclusive, and in addition to all other rights and remedies which either party possesses at law or in equity.

12.9

No Assignments.  Neither party may assign its rights or obligations under this Agreement without the prior written permission of the other.

12.10

Governing Law.  This Agreement has been negotiated and delivered in the State of Texas and shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas, including all matters of construction, validity and performance, without giving effect to its conflict of laws provisions.

12.11

Jurisdiction and Venue.  Exclusive jurisdiction and venue over any and all disputes between the parties arising under this Agreement shall be in, and for such purpose each party hereby submits to the jurisdiction of, the state and federal courts serving the State of Texas.

SECTION 13.  TRUTH IN LEASING

13.1

TRUTH IN LEASING STATEMENT UNDER SECTION 91.23 OF THE FAR’s.

WITHIN THE TWELVE (12) MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT, EXCEPT TO THE EXTENT THE AIRCRAFT IS LESS THAN TWELVE (12) MONTHS OLD,  THE AIRCRAFT HAS BEEN INSPECTED AND MAINTAINED AND IN ACCORDANCE WITH THE FOLLOWING PROVISIONS OF THE FAR:

CHECK ONE:

[  ]

91.409 (f) (1):

A continuous airworthiness inspection program that is part of a continuous airworthiness maintenance program currently in use by a person holding an air carrier operating certificate or an operating certificate issued under FAR Part 121, 127, or 135 and operating that make and model aircraft under FAR Part 121 or operating that make and model under FAR Part 135 and maintaining it under FAR 135.411(a)(2).

[  ]

91.409 (f) (2):

An approved aircraft inspection program approved under FAR 135.419 and currently in use by a person holding an operating certificate issued under FAR Part 135.

[  ]

91.409 (f) (3):

A current inspection program recommended by the manufacturer.

[  ]

91.409 (f) (4):

Any other inspection program established by the registered owner or operator of the Aircraft and approved by the Administrator of the Federal Aviation Administration in accordance with FAR 91.409 (g).

THE PARTIES HERETO CERTIFY THAT DURING THE TERM OF THIS AGREEMENT AND FOR OPERATIONS CONDUCTED HEREUNDER, THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED BY LESSEE IN ACCORDANCE WITH THE PROVISIONS OF FAR:

CHECK ONE:

[  ]     91.409 (f) (1)             [  ]     91.409 (f) (2)             [  ]     91.409 (f) (3)             [  ]     91.409 (f) (4)

LESSEE ACKNOWLEDGES THAT WHEN IT OPERATES THE AIRCRAFT UNDER THIS AGREEMENT, IT SHALL BE KNOWN AS, CONSIDERED, AND IN FACT WILL BE THE OPERATOR OF SUCH AIRCRAFT.  EACH PARTY HERETO CERTIFIES THAT IT UNDERSTANDS THE EXTENT OF ITS RESPONSIBILITIES, SET FORTH HEREIN, FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FEDERAL AVIATION ADMINISTRATION FLIGHT STANDARDS DISTRICT OFFICE.

THE PARTIES HERETO CERTIFY THAT A TRUE COPY OF THIS AGREEMENT SHALL BE CARRIED ON THE AIRCRAFT AT ALL TIMES, AND SHALL BE MADE AVAILABLE FOR INSPECTION UPON REQUEST BY AN APPROPRIATELY CONSTITUTED IDENTIFIED REPRESENTATIVE OF THE ADMINISTRATOR OF THE FAA.

*     *     *     Signature Page Follows     *     *     *

IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Non-Exclusive Aircraft Lease Agreement to be duly executed as of the Effective Date.

LESSOR:

JRC Citation, LLC

By:

/s/ Margaret Barradas

Print:

Margaret Barradas

Title:

Vice President

LESSEE:

EGL Eagle Global Logistics, L.P.

By:

/s/ Dana Carabin

Print:

Dana Carabin

Title:

Corporate Secretary

NON-EXCLUSIVE AIRCRAFT LEASE AGREEMENT

Schedule A

Hourly Rent:     $2,200.00 per Flight Hour

NON-EXCLUSIVE AIRCRAFT LEASE AGREEMENT

Schedule B

FSDO Notification Letter

Date: _________________

Via Facsimile

Fax: __________________

Federal Aviation Administration

__________________________

__________________________

__________________________

RE:

FAR Section 91.23 FSDO Notification

First Flight Under Lease of 2006 Cessna Citation X, N712KC,  s/n 750-0255

To whom it may concern:

Pursuant to the requirements of Federal Aviation Regulation Section 91.23(c)(3), please accept this letter as notification that the undersigned, EGL Eagle Global Logistics, L.P., will acquire and take delivery of a leasehold interest in the above referenced aircraft on the 13th day of November, 2006, and that the first flight of the aircraft under the lease will depart from _______________________ Airport on the ___ day of ______________________, 200__, at approximately _____  (am / pm) local time.

Sincerely,

EGL Eagle Global Logistics, L.P.

By:

_______________________

Print:

_______________________

Title:

_______________________